Sub Agreements PXP
1537240

                             SUBORDINATION AGREEMENT

     This Subordination  Agreement dated as of January 29, 2002, between Phoenix
Investment  Partners,  Ltd.,  a Delaware  corporation  ("PXP")  and The  Phoenix
Companies, Inc., a Delaware Corporation, ("Parent").

                                 WITNESSETH THAT

     WHEREAS  pursuant to a loan agreement  dated as of December 27, 2001 by and between the Parent and PXP (the "Subordinated Loan Agreement") PXP has issued to the Parent a  Subordinated  Note due January  15, 2007  payable to the Parent or registered  assigns in the  principal  sum of  $100,000,000  (the  "Subordinated
Note"); and

     WHEREAS the Parent, PXP and Phoenix Life Insurance Company ("PLIC") entered into a Credit Agreement dated as of June 11, 2001 with Bank of America, N.A. and
Fleet National Bank as Syndication  Agents,  Bank of Montreal as  Administrative
Agent, Deutsche Bank AG and KeyBank National Association as Documentation Agents
and the financial institutions from time to time party thereto (the "Bank Credit
Agreement")  pursuant to which the financial  institutions party thereto commit, on the terms and conditions  therein  stated,  to extend credit to PLIC, PXP and the Parent (such Credit  Agreement as the same may from time to time be amended, modified,  increased,  extended or restated being hereinafter referred to as the
"Bank Credit Agreement"); and

     WHEREAS PXP is a subsidiary  of the Parent and it will be to the  advantage of  PXP  and  the  Parent  if  the  Subordinated  Note  is  subordinated  to the obligations of PXP under the Bank Credit Agreement;

     NOW THERFORE, the Parent and PXP agree one with another, for the benefit of the holders of Senior Liabilities (as hereinafter defined) as follows:

     1.   Definitions.  Terms  defined in the  preambles  hereof  shall have the meanings so ascribed to them in the operative  provisions  hereof and, in addition,  the following terms shall have the meanings  ascribed to them below (all such  defined  terms to be equally  applicable  to the singular and plural of the terms defined):

     (a)  "Senior  Liabilities"  means  (i) all  indebtedness,  obligations  and liabilities  of PXP  arising  under or  pursuant  to the  Bank  Credit
          Agreement including the principal of and interest on all loans made to
          PXP pursuant thereto and all other obligations of PXP to the financial institutions  from  time to time  party to the Bank  Credit  Agreement and/or  to any  agent  or  arranger  thereunder  and  (ii)  any  other indebtedness of PXP which is not by its terms subordinated in right of payment to any other indebtedness of PXP and which has been designated as part of the Senior Liabilities for purposes of this Agreement by an instrument  in  writing  signed by PXP and the Parent and being in the form of Exhibit A annexed  hereto or in such other form as PXP and the
          Parent may from time to time agree (a "Designation").

     (b)  "Junior  Liabilities"  means  the  principal  of and  interest  on the indebtedness evidenced by the Subordinated Note and any note issued in renewal thereof or substitution  therefor and all other  indebtedness, obligations  and  liabilities  of PXP to the Parent  arising under the
          Subordinated  Loan  Agreement  as the same  may  from  time to time be amended or modified.

     (c)  "Agents"  means (i) the  Administrative  Agent  under the Bank  Credit
          Agreement  (it  being  acknowledged  that as of the  date  hereof  the
          Administrative  Agent  thereunder  is Bank of  Montreal)  and (ii) the representative or  representatives  of the holders of any other Senior
          Debt as specified in the applicable Designation.

     (d)  "Default"  and  "Event of  Default"  means  (i) a Default  or Event of
          Default as defined in the Bank Credit  Agreement and (ii) any event or condition  which under the terms of any  agreement  applicable  to any other  Senior  Liabilities  is an event  or  condition  which  with or without the lapse of time or the giving of notice or both would permit the holder or  holders  of such  Senior  Liabilities  (or a  specified number thereof) to declare such Senior  Liabilities due and payable or to exercise remedies with respect to non-payment.

     2.   Subordination.  Except  as  hereinafter  in this  Agreement  expressly otherwise provided, or as the Agents may hereafter otherwise expressly consent in  writing,  the payment of all Junior  Liabilities  shall be postponed  and  subordinated  to the  payment  in full  of all  Senior
          Liabilities,  and no payments  or other  distributions  whatsoever  in respect  of any  Junior  Liabilities  shall be  made,  nor  shall  any property  or  assets  of  PXP be  applied  to the  purchase  of  other
          acquisition  or  retirement  of  any  Junior  Liabilities;   provided,
          however,  that,  until  such time as a Default  or an Event of Default shall have occurred and be continuing and unless a Default or Event of
          Default  would  occur  upon  a  payment  of  interest  on  the  Junior
          Liabilities,  interest may be paid on the Junior  Liabilities when and as due.

     3.   Bankruptcy,  Insolvency, Etc. In the event of any dissolution, winding up,  liquidation,  readjustment,  or  reorganization  or other similar proceedings  relating to PXP or to its  creditors,  as such, or to its property (whether voluntary or involuntary,  partial or complete,  and
          whether  in  bankruptcy,   insolvency  or  receivership,  or  upon  an
          assignment for the benefit or creditors,  or any other  marshalling of the assets and liabilities of PXP, or any sale of all or substantially all of the assets of PXP, or otherwise),  the Senior Liabilities shall first be paid in full  before  the  holder of the  Junior  Liabilities shall be entitled to receive or to retain any payment or  distribution in respect of the Junior  Liabilities  and, in order to implement  the foregoing: (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated,  pursuant to this  Agreement,  shall be made  directly  to the Agents on a pro rata basis;  (b) the Parent shall  promptly file a claim or claims,  in the form required in such proceedings,  for the full outstanding amount of the  Junior  Liabilities,  and shall  cause said claim or claims to be approved and all payments and other  distributions  in respect thereof to be made  directly  to the Agents on a pro rata  basis;  and (c) the
          Parent  hereby  irrevocably  agrees that each  Agent,  may at its sole discretion,  in the name of the Parent or otherwise,  demand, sue for, collect,  receive  and  receipt  for  any  and all  such  payments  or distributions,  and  file,  prove  and  vote or  consent  in any  such proceedings  with  respect  to any and all  claims of the  undersigned relating to the Junior Liabilities.

     4.   Payments  Held in Trust.  In the event  that the Parent  receives  any payment or other  distribution  of any kind or character from the PXP, or from any other source  whatsoever,  in respect of any of the Junior
          Liabilities,  other than as  expressly  permitted by the terms of this
          Agreement,  such  payment or other  distribution  shall be received in trust for the Agents and promptly  turned over by the  undersigned  to the Agents on a pro rata  basis.  The  Parent  will mark its books and records, and cause PXP to mark its books and records, so as clearly to indicate that the Junior  Liabilities  are  subordinated in accordance with  the  terms of this  Agreement,  and  will  cause  to be  clearly inserted in any promissory note or other  instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment  thereof is  subordinated  in accordance with the terms of this  Agreement.  The Parent will execute  such  further  documents or instruments  and take such further  action as any Agent may reasonably from time to time request to carry out the intent of this Agreement.

     5.   Application   of   Payments:   No   Subrogation.   All   payments  and
          distributions   received  by  any  Agent  in  respect  of  the  Junior
          Liabilities,  to the extent received in or converted into cash, may be applied by the  Agents  first to the  payment of any and all  expenses
          (including attorneys' fees and legal expenses) paid or incurred by the
          Agents in enforcing  this  Agreement,  or in endeavoring to collect or realize upon any of the Junior  Liabilities or any security  therefor, and any balance  thereof shall,  solely as between the undersigned and the Agents be applied by the Agents  toward the  payment of the Senior
          Liabilities  remaining unpaid on a pro rata basis; but, as between PXP and its creditors,  no such payments or  distributions  of any kind or character shall be deemed to be payments or  distributions  in respect of the Senior Liabilities;  and,  notwithstanding any such payments or distributions  received  by  the  Agents  in  respect  of  the  Junior
          Liabilities  and so applied by the  Agents  toward the  payment of the
          Senior  Liabilities,  the undersigned  shall be subrogated to the then existing  rights of the  Agents,  if any,  in  respect  of the  Senior
          Liabilities,  only at such  time as this  Agreement  shall  have  been discontinued  and the Agents shall have  received  payment of the full amount of the Senior Liabilities as provided for in Section 8 hereof.

     6.   Waivers  by the  Parent.  The  Parent  hereby  waives:  (a)  notice of acceptance  by any  Agent,  any  lender  or  any  holder  of a  Senior
          Liability of this Agreement;  (b) notice of the existence, or creation or  non-payment of all or any of the Senior  Liabilities;  and (c) all
          diligence in  collection  or protection  of, or  realization  upon the
          Senior Liabilities, or any thereof, or any security therefor.

     7.   Obligations of the  Undersigned.  The  undersigned  will not,  without prior  written  consent of the  Agents:  (a) cancel,  waive,  forgive, transfer or assign,  or attempt to enforce or collect,  or subordinate to any  liabilities  other  than the  Senior  Liabilities,  any Junior
          Liabilities or any rights in respect thereof;  (b) take any collateral
          security   for  any  Junior   Liabilities;   (c)  convert  any  Junior
          Liabilities into stock of PXP; or (d) commence, or join with any other creditor in commencing,  any bankruptcy,  reorganization or insolvency proceedings with respect to PXP.

     8.   Continuing Subordination.  This Agreement shall, in all respects, be a continuing  agreement  and  shall  remain  in full  force  and  effect
          (notwithstanding,   without   limitation,   the   dissolution  of  the
          undersigned  or that,  at any time or from  time to time,  all  Senior
          Liabilities  may have been paid in full),  subject  to  discontinuance
          only  upon   receipt  by  the  Agents  of  written   notice  from  the
          undersigned, or any person duly authorized and acting on behalf of the undersigned,  of the discontinuance hereof; provided, however, that no such  notice of  discontinuance  shall  affect  or  impair  any of the agreements and obligations of the  undersigned  hereunder with respect to any  and all  Senior  Liabilities  existing  prior  to the  time of receipt of such notice by the Agents,  any and all Senior  Liabilities created or acquired  thereafter  pursuant to any previous  commitments made  by any  party  to the  Senior  Liabilities,  including,  without limitation, under or in connection with the Bank Credit Agreement, any and all extensions,  renewals or refinancings of any of the foregoing, any and all interest accruing on any of the foregoing, and any and all expenses  paid or  incurred  by any  Agent,  any  holder  of a  Senior
          Liability  in  endeavoring  to  collect  or  realize  upon  any of the foregoing,  or any security  therefor;  and all of the  agreements and obligations of the Parent under this Agreement shall,  notwithstanding any such notice of  discontinuance,  remain  fully in effect until all such Senior  Liabilities  (including any extensions or renewals of any thereof and all such  interest and  expenses)  shall have been paid in full.

     9.   Rights of the Agents and the  Holders of the Senior  Liabilities.  Any
          Agent,  or any holder of a Senior  Liability  may,  from time to time, whether before or after any  discontinuance of this Agreement,  at its sole discretion and without notice to the undersigned, take any or all of the following actions:  (a) retain or obtain a security interest in any  property to secure any of the Senior  Liabilities;  (b) retain or obtain the primary or secondary  obligations  of any other  obligor or obligors with respect to any of the Senior Liabilities;  (c) extend or renew for one or more periods (whether or not longer than the original period),  alter or exchange any of the Senior Liabilities,  or release or  compromise  any  obligations  of any  nature of any  obligor  with respect to any of the Senior Liabilities; and (d) release its security interest  in, or  surrender,  release  or permit any  substitution  or exchange  for all or any  part  of any  property  security  any of the
          Senior  Liabilities,  or  extend  or  renew  for one or  more  periods
          (whether or not longer  than the  original),  or release,  compromise, alter or exchange  any  obligations  of any nature of any obligor with respect to any such property.

     10.  Transfer of Senior Liabilities. Each holder of Senior Liabilities may, from time to time,  whether before or after any discontinuance of this
          Agreement,  without notice to the undersigned,  assign or transfer any or all of the  Senior  Liabilities,  or  any  interest  therein;  and, notwithstanding  any such  assignment  or transfer  or any  subsequent assignment or transfer thereof,  such Senior  Liabilities shall be and remain  Senior  Liabilities  for the purposes of this  Agreement,  and every  immediate and  successive  assignee or transferee of any of the
          Senior  Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the  transferring  holder;  provided, however,  that, unless the transferring holder shall otherwise consent in writing,  the transferring  holder shall have an unimpaired  right, prior and  superior  to that of any such  assignee or  transferee,  to enforce this Agreement, for the benefit of the transferring holder, as to those of the Senior  Liabilities which the transferring  holder has not assigned or transferred.

     11.  Miscellaneous. Neither any Agent, nor any holder of a Senior Liability shall be prejudiced  in its rights under this  Agreement by any act or failure to act of PXP or the Parent,  or any  noncompliance  of PXP or the  Parent  with any  agreement  or  obligations,  regardless  of any knowledge thereof which any Agent, or any holder of a Senior Liability may have, or with which such Agent or such holder may be charged;  and no action permitted  hereunder of any Agent, or any holder of a Senior
          Liability  shall in any way  affect or impair the rights of any Agent, or any  holder  of a  Senior  Liability  and  the  obligations  of the undersigned  under this Agreement.  No delay on the part of any Agent, or any holder of a Senior  Liability  in the  exercise of any right or remedy  shall  operate as a waiver  thereof,  and no single or partial exercise  by any  Agent,  or any holder of a Senior  Liability  or any holder of a Senior  Liability  in the  exercise of any right or remedy shall operate as a waiver thereof,  and no single or partial  exercise by any Agent,  or any  holder of a Senior of any right or remedy;  nor shall nay  modification  or waiver  of any of the  provisions  of this
          Agreement  be  binding  upon  any  Agent,  or any  holder  of a Senior
          Liability,  except as expressly set forth in a writing duly signed and delivered on behalf of any Agent.  For the purposes of this Agreement,
          Senior   Liabilities   shall   include   all   obligations   of   PXP,
          notwithstanding any right or power of PXP or anyone else to assert any claim or defense as to the invalidity or  unenforceability of any such obligation,  and no such claim or defense  shall  affect or impair the agreements and obligations of the undersigned hereunder.

     12.  Notices. All notices,  demands,  instructions and other communications required or  permitted  to be given to or made upon the Parent or PXP, or any other  Person,  shall be in  writing  and  shall be  personally delivered or sent by registered or certified  mail,  postage  prepaid, return receipt requested,  or by delivery or telecopier,  and shall be deemed to be given,  for purposes of this  Agreement,  on the day that such writing is delivered or sent to the intended  recipient  thereof, in accordance  with the provisions of this Section.  Unless  otherwise specified  in a  notice  sent or  delivered  in  accordance  with  the foregoing provisions of this Section, notices,  demands,  instructions and other communications shall be given to or made upon PXP and Parent at their address (or to their telecopier number) specified below:

                           56 Prospect Street
                           Hartford. CT 06115
                           Attention:  Raymond Cummings
                           Telecopier No. 860-403-5922

     Unless otherwise specified in a notice sent or delivered in accordance with the provisions of Section 13.2 of the Bank Credit Agreement,  notices, demands,  instructions  and other  communications  in writing shall be given to or made upon the Agent or the  lenders  under the Bank Credit
          Agreement  at  their  respective  addresses  (or to  their  respective telecopier  numbers)  indicated  in  Section  13.2 of the Bank  Credit
          Agreement.

     13.  Agents  Appointed  Attorney-in-Fact.  The undersigned  hereby appoints each Agent the  undersigned's  attorney-in-fact,  with fully  power of substitution,  for the  purpose of taking  such  action and  executing agreements,  instruments  and  other  documents  in  the  name  of the undersigned,  or  otherwise,  as such  Agent  may  deem  necessary  or advisable to accomplish  the purposes  hereof,  which  appointment  is coupled with an interest and is irrevocable.

     14.  Binding Effect.  This Agreement shall be binding upon the undersigned, and  upon the  successors  and  assigns  of the  undersigned;  and all references  herein to PXP and to the  Parent,  respectively,  shall be deemed to include any successor or  successors,  whether  immediate or remote, to PXP and to the Parent,  including,  in the case of PXP, any assignee of the Junior Liabilities.

     15.  Governing Law;  Severability  of Provisions.  This Agreement  shall be construed in accordance  with and governed by the internal laws of the
          State of New York, Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable  law,  but if any  provision  of this  Agreement  shall  be prohibited by or  invalidity,  without  invalidating  the remainder of such provision or the remaining provisions of this Agreement.

                                             THE PHOENIX COMPANIES, INC.

                                             By
                                           Its_________________________________

                          ACKNOWLEDGEMENT AND AGREEMENT

     The undersigned PXP hereby acknowledges  receipt of a copy of the foregoing
Subordination Agreement, waives notice of acceptance thereof by any Agent and/or any  holder  of a Senior  Liability,  and  agrees  to be bound by the  terms and provisions thereof,  to make no payments or distributions  contrary to the terms and  provisions  thereof,  and to do every  other  act and  thing  necessary  or appropriate  to  carry  out  such  terms  and  provisions.  In the  event of any violation  of any of the terms and  provisions  of the  foregoing  Subordination
Agreement,  then, at the election of the Agents,  any and all obligations of the
PXP under or in connection with the Senior  Liabilities  shall forthwith  become due and  payable,  and any and all  agreements  to make loans to PXP under or in connection with the Bank Credit Agreement or any agreement under which any other
Senior Liabilities are incurred shall forthwith  terminate,  notwithstanding any provisions thereof to the contrary.

         Dated:  January 29, 2002.

                                        PHOENIX INVESTMENT PARTNERS, LTD.

                                        By
                                        Its_________________________________

                                    EXHIBIT A

                                   DESIGNATION

The Phoenix Companies, Inc.
One American Road
Hartford, Connecticut 06115

         Re:                                   Subordination Agreement

Gentlemen:

     We refer to the Subordination  Agreement between us dated as of January 29,
2002 (the "Subordination Agreement"),  capitalized terms used without definition below to have the meanings ascribed to them in the Subordination Agreement. This will serve to confirm our agreement that the indebtedness  described below shall constitute part of the "Senior  Liabilities"  for purposes of the  Subordination
Agreement.  The Agent for such Senior Liabilities shall be _________________ and notices to such Agent shall be sent to it as follows:

                                               Very truly yours,

                                               PHOENIX INVESTMENT PARTNERS, LTD.

                                               By
                                               Its______________________________

         Accepted and agreed.

                                                THE PHOENIX COMPANIES, INC.

                                                By
                                                Its____________________________